                           STRONG INTERNATIONAL FUNDS



STRONG SHORT-TERM GLOBAL BOND FUND, INC.                  STRONG FUNDS
STRONG INTERNATIONAL BOND FUND, INC.                     P.O. Box 2936
STRONG INTERNATIONAL STOCK FUND, INC.       Milwaukee, Wisconsin 53201
STRONG ASIA PACIFIC FUND, INC.               Telephone: (414) 359-1400
                                             Toll-Free: (800) 368-3863
                                                        Device for the
                                                     Hearing-Impaired:
                                                        (800) 999-2780



   The Strong Family of Funds ("Strong Funds") is a family of twenty-three diversified and non-diversified, open-end management investment companies, commonly called mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, growth and income funds, income funds, municipal income funds, international funds, and money market funds. The "Strong International Funds" are described in this Prospectus.


   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated October 13, 1995, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). That Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.


----------------------------------------------------------------------------
----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


                             Dated October 13, 1995


                             ---------------------

                               PROSPECTUS PAGE I-1

                           STRONG INTERNATIONAL FUNDS



   Strong Short-Term Global Bond Fund, Inc. and Strong International Bond Fund, Inc. (collectively, the "Bond Funds") are separately incorporated, non-diversified, open-end management investment companies. The Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc. (collectively, the "Stock Funds") are separately incorporated, diversified, open-end management investment companies.


   STRONG SHORT-TERM GLOBAL BOND FUND (the "Short-Term Global Bond Fund") seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. It will normally pay dividends quarterly and have an average effective portfolio maturity of three years or less.

   STRONG INTERNATIONAL BOND FUND (the "International Bond Fund") seeks high total return by investing for both income and capital appreciation. The Fund invests primarily in investment-grade debt obligations of foreign issuers.


   STRONG INTERNATIONAL STOCK FUND (the "International Stock Fund") seeks capital growth. The Fund invests primarily in the equity securities of issuers located outside the United States.



   STRONG ASIA PACIFIC FUND (the "Asia Pacific Fund") seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.



                               TABLE OF CONTENTS

         EXPENSES.................................  I-3
         FINANCIAL HIGHLIGHTS.....................  I-4
         HIGHLIGHTS...............................  I-7
         INVESTMENT OBJECTIVES AND POLICIES.......  I-8
             Comparing the Funds............ I-10
             Strong Short-Term Global Bond
               Fund......................... I-10
             Strong International Bond
               Fund......................... I-11
             Strong International Stock
               Fund......................... I-11
             Strong Asia Pacific Fund....... I-12
         FUNDAMENTALS OF FIXED INCOME INVESTING... I-14
         IMPLEMENTATION OF POLICIES AND RISKS..... I-17
         ABOUT THE FUNDS.......................... I-26
         SHAREHOLDER MANUAL....................... II-1
         APPENDIX A...............................  A-1
         APPENDIX B...............................  B-1



   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Strong International Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.


                             ---------------------

                               PROSPECTUS PAGE I-2

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases.............  NONE
            Sales Load Imposed on Reinvested
              Dividends.................................  NONE
            Deferred Sales Load.........................  NONE
            Redemption Fees.............................  NONE
            Exchange Fees...............................  NONE

   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
  ----------------------------------------------------------------------------


                                                                  Total
                             Management     Other      12b-1    Operating
            Fund                Fees       Expenses    Fees     Expenses
Short-Term Global Bond           0.625%       1.105%*   NONE       1.73%
International Bond               0.70         1.30*     NONE       2.00
International Stock              1.00          .70      NONE       1.70
Asia Pacific                     1.00         1.00      NONE       2.00


----------------------------------------------------------------------------

* The expenses specified in the table have been estimated since the Funds did not commence operations until March 31, 1994.



   The Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may from time to time, voluntarily waive its management fee and/or absorb certain expenses for a Fund. For additional information concerning fees and expenses, see "About the Funds - Management."


                               -------------------
                               PROSPECTUS PAGE I-3

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  ----------------------------------------------------------------------------


                            Period (in
          Fund               1years) 3
Short-Term Global Bond      $18     $54
International Bond           20      63
International Stock          17      54
Asia Pacific                 20      63


----------------------------------------------------------------------------


   The Example is based on each Fund's "Total Fund Operating Expenses" described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.


                              FINANCIAL HIGHLIGHTS


   The following Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the Short-Term Global Bond and International Bond Funds for the fiscal period March 31, 1994 through December 31, 1994 is included in the Annual Report of the International Income Funds. Their report for the International Stock and Asia Pacific Funds is included in the Annual Report of the Growth Funds. The Annual Reports are contained in the Funds' Statement of Additional Information.

   The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

                             ---------------------

                               PROSPECTUS PAGE I-4





                                                                        Strong                Strong
                                                                      Short-Term           International
                                                                   Global Bond Fund          Bond Fund
                                                                  ------------------      ---------------
                                                                        1994**                1994**
                                                                  ------------------      ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  10.00              $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                    0.35                   0.46
  Net Realized and Unrealized Gains
    (Losses) on Investments                                                0.16                   0.40
                                                                       --------              ---------
TOTAL FROM INVESTMENT OPERATIONS                                           0.51                   0.86
LESS DISTRIBUTIONS
  Distributions From Net Investment Income                                (0.35)                 (0.46)
  Dividends in Excess of Net Investment Income                               --                  (0.02)
  Distributions In Excess of Net Realized Gains                           (0.01)                 (0.02)
                                                                       --------              ---------
TOTAL DISTRIBUTIONS                                                       (0.36)                 (0.50)
                                                                       --------              ---------
NET ASSET VALUE, END OF PERIOD                                         $  10.15              $   10.36
                                                                       ========              =========
Total Return                                                              +5.1%                  +8.7%
Net Assets, End of Period (In Thousands)                               $ 19,682              $   9,946
Ratio of Expenses to Average Net Assets                                    0.0%*                  0.0%*
Ratio of Expenses to Average Net Assets Without Waivers and
  Absorptions                                                              1.7%*                  2.0%*
Ratio of Net Investment Income to Average
  Net Assets                                                               7.7%*                  7.9%*
Portfolio Turnover Rate                                                  383.7%*                905.7%*

 * Calculated on an annualized basis.

** For the period from March 31, 1994 (inception) to December 31, 1994. Total return is not annualized.

                             ---------------------

                               PROSPECTUS PAGE I-5

                                                                                                    Strong Asia
                                                          Strong International Stock Fund          Pacific Fund
                                                       -------------------------------------       -------------
                                                         1994           1993         1992**            1994
                                                       --------       --------       -------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  14.18       $   9.77       $ 10.00          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                    0.06             --          0.05             0.05
  Net Realized and Unrealized Gains
    (Losses) on Investments                               (0.27)          4.66         (0.23)           (0.57)
                                                       --------       --------       -------          -------
TOTAL FROM INVESTMENT OPERATIONS                          (0.21)          4.66         (0.18)           (0.52)
LESS DISTRIBUTIONS
  From Net Investment Income                              (0.01)            --         (0.05)           (0.01)
  In Excess of Net Investment Income                         --          (0.02)           --               --
  From Net Realized Gains                                 (1.25)         (0.23)           --               --
  In Excess of Net Realized Gains                         (0.06)            --            --            (0.12)
                                                       --------       --------       -------          -------
TOTAL DISTRIBUTIONS                                       (1.32)         (0.25)        (0.05)           (0.13)
                                                       --------       --------       -------          -------
NET ASSET VALUE, END OF PERIOD                         $  12.65       $  14.18       $  9.77          $  9.35
                                                       ========       ========       =======          =======
Total Return                                              -1.6%         +47.8%         -1.8%            -5.3%
Net Assets, End of Period (In Thousands)               $257,830       $128,445       $12,723          $57,724
Ratio of Expenses to Average Net Assets                    1.7%           1.9%          2.0%*            2.0%
Ratio of Net Investment Income to Average
  Net Assets                                               0.3%          (0.3%)         0.8%*            0.6%
Portfolio Turnover Rate                                  136.5%         139.9%         25.2%*          103.3%


 * Calculated on an annualized basis.

** Inception date is March 4, 1992. Total return is not annualized.

                             ---------------------

                               PROSPECTUS PAGE I-6

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES


   Each Fund has distinct investment objectives and policies. The Short-Term Global Bond and International Bond Funds seek total return consistent with their investment objectives and policies. The International Stock and Asia Pacific Funds seek capital growth consistent with their investment objectives and policies. The investment objective of each Fund is set forth under "Investment Objectives and Policies."


IMPLEMENTATION OF POLICIES AND RISKS


BOND FUNDS


   The Funds will invest in foreign debt obligations and foreign currencies and may invest in securities of issuers in developing countries. The Funds may invest in non-investment-grade securities (commonly called "junk bonds") within specified limits. The Funds also may engage in derivative transactions, including options, futures, options on futures, forward currency contracts, and swap agreements. The Funds may also invest in repurchase agreements, when-issued securities, and illiquid securities and may engage in reverse repurchase agreements and mortgage dollar roll transactions. The Funds are "non-diversified" investment companies, which means that they may invest a larger proportion of their respective assets in the securities of a single issuer than diversified funds. Each Fund's investment policies may result in high portfolio turnover rates.
   Because of their ability to invest in foreign securities and currencies, each Fund may offer the potential for greater returns - and may experience greater share-price volatility - than funds investing only in comparable U.S. securities. Consistent with the Short-Term Global Bond Fund's goal of capital preservation, the Advisor will engage in hedging strategies in an effort to limit the share-price volatility of the Fund. In seeking to achieve the objective of high total return, the International Bond Fund will remain primarily unhedged against its exposure to foreign currency risk. (See "Fundamentals of Fixed Income Investing - High-Yield (High-Risk) Securities" and "Implementation of Policies and Risks.")


STOCK FUNDS



   Subject to certain limitations, each Fund may invest in foreign securities and engage in foreign currency and derivative transactions, including options, futures, and options on futures transactions. Each Fund may invest in illiquid securities, engage in substantial short-term trading, and may invest a significant portion of its assets in small companies, some of which may be unseasoned. Each Fund may also invest in repurchase agreements and when-issued


                             ---------------------

                               PROSPECTUS PAGE I-7
securities. These investment practices and techniques involve risks that are different in some respects from those associated with similar funds that do not use them. Because of their ability to invest in foreign securities and currencies, each Fund may offer the potential for greater returns - and may experience greater share-price volatility - than funds investing only in comparable U.S. securities. (See "Implementation of Policies and Risks.")


MANAGEMENT


   The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $15 billion. (See "About the Funds - Management.")


PURCHASE AND REDEMPTION OF SHARES

   You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

SHAREHOLDER SERVICES


   Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; a no-minimum investment program; and free check-writing for the Short-Term Global Bond and International Bond Funds. (See "Shareholder Manual - Shareholder Services.")


DIVIDENDS AND OTHER DISTRIBUTIONS


   The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. The Short-Term Global Bond and International Bond Funds may also distribute all or a portion of any net realized gains from foreign currency transactions quarterly. (See "About the Funds - Distributions and Taxes.")


                       INVESTMENT OBJECTIVES AND POLICIES

   The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each

                             ---------------------

                               PROSPECTUS PAGE I-8

International Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.


   The Short-Term Global Bond and International Bond Funds' return and risk potential depends in part on the maturity and credit-quality characteristics of the underlying investments in their portfolios. In general, longer-maturity debt obligations carry higher yields and greater price volatility than shorter-term debt obligations. Similarly, securities issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Fundamentals of Fixed Income Investing" for a more detailed discussion of the principles and risks associated with debt obligations.) When the Advisor determines that market conditions warrant a temporary defensive position, the Short-Term Global Bond and International Bond Funds may invest without limitation in cash (U.S. dollars, foreign currencies, or multicurrency units) and short-term fixed income securities.


   The International Stock and Asia Pacific Funds each invest a substantial portion of its assets in equity securities. Accordingly, each Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio, and each Fund's net asset value is likely to fluctuate more than that of a fund invested principally in fixed income securities. The International Stock and Asia Pacific Funds, therefore, are not appropriate for investors' short-term financial needs.

   Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, each Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.

   Except as limited below, the International Stock and Asia Pacific Funds may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve the International Stock and Asia Pacific Funds' investment objectives.


                             ---------------------

                               PROSPECTUS PAGE I-9

COMPARING THE FUNDS


   The following charts are intended to help distinguish the Funds and help you determine their suitability for your investments.



BOND FUNDS



                             SHORT-TERM             INTERNATIONAL
                             GLOBAL BOND                BOND
---------------------------------------------------------------------
INVESTMENT OBJECTIVE    Total return from a     High total return
                        high level of income    from both income and
                        with a low degree of    capital appreciation
                        share-price
                        fluctuation
---------------------------------------------------------------------
COUNTRY                 U.S. plus at least 2    At least 3 foreign
  DIVERSIFICATION       foreign countries       countries
---------------------------------------------------------------------
QUALITY                 65% or more             65% or more
                        investment-grade        investment- grade
---------------------------------------------------------------------
U.S. COMPONENT          At least 35%            No more than 35%
---------------------------------------------------------------------
EXPOSURE TO FOREIGN-    Primarily hedged        Primarily unhedged
CURRENCY RISK
---------------------------------------------------------------------
AVERAGE EFFECTIVE       3 years or less         Unconstrained, but
MATURITY                                        currently expect 4 to
                                                9 years
---------------------------------------------------------------------



STOCK FUNDS



                            INTERNATIONAL               ASIA
                                STOCK                  PACIFIC
---------------------------------------------------------------------
INVESTMENT OBJECTIVE    Capital growth          Capital growth
---------------------------------------------------------------------
COUNTRY                 At least 3 foreign      At least 3 foreign
  DIVERSIFICATION       countries               countries
---------------------------------------------------------------------
ANTICIPATED EQUITY      90-100%                 65-100%
EXPOSURE
---------------------------------------------------------------------
MAXIMUM DEBT EXPOSURE   35%                     35%
---------------------------------------------------------------------
MAXIMUM CASH POSITION   100%*                   100%*
---------------------------------------------------------------------
INVESTMENT FOCUS        Non U.S.                Far East
---------------------------------------------------------------------



* Temporary emergency purposes only.


STRONG SHORT-TERM GLOBAL BOND FUND

   The Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation.

                             ----------------------

                              PROSPECTUS PAGE I-10

   The Fund is designed for investors who are willing to accept some risk of principal fluctuation in order to pursue a higher level of income than money-market securities generally offer, and who are willing to accept the risks of foreign investing in order to diversify their portfolios to pursue potentially higher yields than comparable U.S.-only funds. Because its share price will vary, the Fund is not an appropriate investment for those whose primary objective is absolute principal stability; and because it normally pays its dividends quarterly, the Fund may not be an appropriate investment for those whose primary objective is a steady stream of monthly income.
   The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. Although there are no maturity restrictions on the individual securities in the portfolio, the Fund will normally maintain an average effective portfolio maturity of three years or less. Under normal market conditions, the Fund will invest in at least three different countries, including at least 35% of its total assets in securities of U.S. issuers. To attempt to limit the Fund's exposure to foreign-currency risk, the Advisor intends to employ hedging strategies. (See "Implementation of Policies and Risks
- Derivative Instruments.")

STRONG INTERNATIONAL BOND FUND

   The International Bond Fund seeks high total return by investing for both income and capital appreciation.

   The Fund is designed for long-term investors who are willing to accept the risk of fluctuation in principal associated with longer-term securities in order to pursue higher income than shorter-term securities generally provide, and who are willing to accept the risks of foreign investing in order to diversify their portfolios to pursue potentially higher yields than comparable U.S.-only funds.

   The Fund invests primarily in investment-grade debt obligations of foreign issuers. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of issuers in at least three foreign countries. Although there are no maturity limitations on the Fund's portfolio, it is currently anticipated that the Fund will maintain an average effective portfolio maturity of between four and nine years.


STRONG INTERNATIONAL STOCK FUND



   The International Stock Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located outside the United States.


   The Fund will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.


   Under normal market conditions, the Fund expects to invest at least 90% of its total assets in foreign equity securities. The Fund may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations,


                             ----------------------

                              PROSPECTUS PAGE I-11
including intermediate- to long-term debt obligations of U.S. issuers or foreign-government entities. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash (U.S. dollars, foreign currencies, or multicurrency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")


   The Fund will normally invest in securities of issuers located in at least three foreign countries. The Advisor expects that the majority of the Fund's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Fund will also invest in other European, Pacific Rim, and Latin American markets.


   As market and global conditions change, the Fund will change its allocations among the countries of the world, and nothing herein will limit the Fund's ability to invest in or avoid any particular countries or regions. In allocating the Fund's assets among various countries, the Advisor will seek economic and market environments favorable for capital appreciation and, with respect to developing countries, economic, political, and stock-market environments that show signs of stabilizing or improving. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for a discussion of the special risks involved in investing in foreign securities.


   In analyzing foreign companies for investment, the Advisor will ordinarily look for one or more of the following characteristics in relation to the company's prevailing stock price:



- prospects for above-average sales and earnings growth and high return on invested capital;


- overall financial strength, including sound financial and accounting policies and a strong balance sheet;


- significant competitive advantages, including innovative products and efficient service;


- effective research, product development, and marketing;


- pricing flexibility;


- stable, capable management; and


- other general operating characteristics that will enable the company to compete successfully in its marketplace.



STRONG ASIA PACIFIC FUND



   The Asia Pacific Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.


                             ----------------------

                              PROSPECTUS PAGE I-12

   The Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies in Asia or the Pacific Basin. This region includes, but is not limited to, the following countries: Australia, Bangladesh, Cambodia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam. Under normal market conditions, the Fund will invest in issuers located in at least three foreign countries. The Advisor will consider an issuer to be located in Asia or the Pacific Basin if it meets one of the following criteria:


     (i) it is organized under the laws of a country in Asia or the Pacific Basin and has a principal office in a country in Asia or the Pacific Basin;


    (ii) it derives 50% or more of its total revenues from business in Asia or the Pacific Basin; or


   (iii) its equity securities are traded principally on a securities exchange in Asia or the Pacific Basin.


   The Fund intends to be as fully invested in Asia and the Pacific Basin as is practicable in light of economic and market conditions and the Fund's cash flow. The Fund may invest up to 35% of its total assets in equity or debt securities of issuers located outside the Asia Pacific region, including the United States. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash (U.S. dollars, foreign currencies, or multicurrency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")


   The Fund may invest where the Advisor believes the potential for capital growth exists. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.


   In analyzing foreign companies for investment, the Advisor will ordinarily look for one or more of the following characteristics in relation to the company's prevailing stock price:



- prospects for above-average sales and earnings growth;


- high return on invested capital;


- overall financial strength, including sound financial and accounting policies and a strong balance sheet;


- competitive advantages, including innovative products and service;


- effective research, product development, and marketing;


- pricing flexibility;


- stable, capable management; and


- other general operating characteristics that will enable the company to compete successfully in its marketplace.



                             ----------------------

                              PROSPECTUS PAGE I-13

                             FUNDAMENTALS OF FIXED
                                INCOME INVESTING


   The securities in which each Bond Fund may invest include fixed- and variable-rate obligations, debentures, notes, certificates of deposit, commercial paper, repurchase agreements, banker's acceptances, other short-term fixed income securities, structured investments such as mortgage- and asset-backed securities, loan participations and assignments, and convertible debt issued by governmental or non-governmental issuers located in the U.S. or in foreign countries or by supranational issuers, such as the World Bank, the Asian Development Bank, the European Investment Bank and the European Economic Community. The Bond Funds may also invest in warrants and preferred stock. Such securities may be denominated in U.S. dollars, in foreign currencies or in multinational currencies, such as the European Currency Unit.

   Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain debt obligations (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" the obligation before its maturity. Issuers are most likely to call debt obligations during periods of falling interest rates. As a result, a Fund may be required to invest the unanticipated proceeds of the called obligation at lower interest rates, which may cause the Fund's income to decline.

   Although the net asset value of each Bond Fund is expected to fluctuate, the Advisor actively manages each Fund's portfolio and adjusts its average effective portfolio maturity according to the Advisor's interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative change in a Fund's net asset value.


PRICE VOLATILITY

   The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY

   In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. Notes, whose original maturities are two years or less, are considered short-term

                             ----------------------

                              PROSPECTUS PAGE I-14
obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term. The Bond Funds may invest in debt obligations which are subject to demand or other features which may be used by the Funds to shorten the maturity of the obligation.


CREDIT QUALITY

   The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of an obligation, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

   In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations ("NRSROs"). "Appendix A - Ratings of Debt Obligations" presents the ratings of three well-known such organizations: Moody's Investors Service, Inc., Standard & Poor's Ratings Group ("S&P"), and Fitch Investors Service, Inc.



   INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations in which the Funds may invest will be primarily investment-grade debt obligations, although each Fund may invest up to 35% of its assets in non-investment-grade debt obligations. Investment-grade debt obligations include the following:



- U.S. government securities (See "Implementation of Policies and Risks - Government Securities" below);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations in one of the three highest categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.



   Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, securities rated in the fourth highest


                             ----------------------

                              PROSPECTUS PAGE I-15
category (e.g., BBB by S&P), although considered investment-grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective.


   HIGH-YIELD (HIGH-RISK) SECURITIES. Each Bond Fund may invest up to, but not including, 35% of its total assets in high-yield (high-risk) securities. These securities, also referred to as "junk bonds," are those securities rated lower than investment-grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:


- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.


   As with any other asset in a Bond Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the Fund's net asset value. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.


   It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Bond Funds' Board of Directors. Judgment


                             ----------------------

                              PROSPECTUS PAGE I-16
may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

   See Appendix B for information concerning the credit quality of each Bond Fund's investments in 1994.


                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. Presently, the Funds do not intend to engage in cross-trading. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Funds' SAI.

FOREIGN SECURITIES AND CURRENCIES


   The Funds may invest in foreign securities either directly or indirectly through the use of depositary receipts. (See "Investment Objectives and Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

   Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

                             ----------------------

                              PROSPECTUS PAGE I-17

   The risks of investing in foreign markets generally are greater for investments in developing or emerging markets and economies in which the Funds may invest. Risks of investing in such markets include:

- less social, political, and economic stability;
- smaller securities markets and lower trading volumes, which may result in a lack of liquidity and in greater price volatility;
- certain national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

   The Advisor will actively manage the allocation of each Bond Fund's investments among countries, geographic regions, and currencies to attempt to achieve the Fund's investment objective. In doing so, the Advisor will consider such factors as the historical and prospective relationships among currencies, current and anticipated interest rates, inflation levels within various countries, prospects for economic growth, government policies influencing currency exchange rates and business conditions, as well as other macroeconomic, social and political factors. In assessing investments in developing countries, the Advisor will consider, among other things, whether the economic, political and interest rate environments in such countries show signs of stabilizing or improving.

   Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Funds could be significantly affected by changes in foreign currency exchange rates. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
   The Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures

                             ----------------------

                              PROSPECTUS PAGE I-18
transactions for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, and cross hedging. Successful use of currency instruments will depend on the Advisor's skill in analyzing and predicting currency values, and there is no assurance that the use of these instruments will be advantageous to the Funds. The International Bond Fund generally does not engage in foreign currency hedging. (See "Derivative Instruments.")

DERIVATIVE INSTRUMENTS


   Derivative instruments may be used by the Funds for any lawful purpose, including hedging, risk management, or enhancing returns, but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which a Fund sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.


   Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out


                             ----------------------

                              PROSPECTUS PAGE I-19
with the other party to the transaction. When required by SEC guidelines, a Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transaction in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.


   The successful use of derivative transactions by a Fund is dependent upon the Advisor's ability to correctly anticipate trends in the underlying asset. To the extent that a Fund is engaging in derivative transactions other than for hedging purposes, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund. Hedging transactions are also subject to risks. If the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be an imperfect correlation between a Fund's derivative transactions and the instruments being hedged.



ILLIQUID SECURITIES



   Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.



WHEN-ISSUED SECURITIES



   Each Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.


   The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a


                             ----------------------

                              PROSPECTUS PAGE I-20

Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.



MORTGAGE DOLLAR ROLLS AND
REVERSE REPURCHASE AGREEMENTS



   Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.


   Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time that the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds.


   The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.


                             ----------------------

                              PROSPECTUS PAGE I-21

SOVEREIGN DEBT (BOND FUNDS)



   Each Fund may invest in debt obligations issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions, or by supranational issuers (collectively, "sovereign debt"). Investment in sovereign debt involves special risks. Certain foreign countries, particularly developing countries, have experienced, and may continue to experience, high rates of inflation and high interest rates; exchange-rate fluctuations; large amounts of external debt, balance-of-payments, and trade difficulties; and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Funds may have limited legal recourse in the event of default. Neither Fund will invest more than 25% of its total assets in securities issued by any single foreign government, but each Fund may invest more than 25% of its total assets in securities of issuers in a single foreign country.



GOVERNMENT SECURITIES (BOND FUNDS)



   U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include obligations of the following:



- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.



   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.


                             ----------------------

                              PROSPECTUS PAGE I-22

DIVERSIFICATION (BOND FUNDS)



   Each of the Funds is non-diversified. Because each Fund may invest a larger portion of its assets in the securities of a single issuer than diversified funds, an investment in the Funds may be subject to greater fluctuations in value than an investment in a diversified fund.



MORTGAGE- AND ASSET-BACKED SECURITIES (BOND FUNDS)



   Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


   Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.


   The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-


                             ----------------------

                              PROSPECTUS PAGE I-23
backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.


   The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment-grade.



ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
(BOND FUNDS)



   The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.



FOREIGN INVESTMENT COMPANIES (STOCK FUNDS)



   Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 (the "1940 Act").


                             ----------------------

                              PROSPECTUS PAGE I-24

SMALL COMPANIES (STOCK FUNDS)



   The Funds may, from time to time, invest a substantial portion of their assets in small companies. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Funds than in a fund that invests in larger, more established companies.



DEBT OBLIGATIONS (STOCK FUNDS)



   IN GENERAL. Debt obligations in which the Funds may invest will be primarily investment-grade debt obligations, although each Fund may invest up to 5% of its assets in non-investment-grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.


   Investment-grade debt obligations include:

- U.S. government securities (as defined above);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);
- short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);


                             ----------------------

                              PROSPECTUS PAGE I-25

- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.



   Non-investment-grade debt obligations include:

- securities rated as low as C by S&P or their equivalents;
- commercial paper rated as low as C by S&P or its equivalents; and
- unrated debt securities judged to be of comparable quality by the Advisor.



   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. Investment-grade debt obligations are generally considered to have relatively low degrees of credit risk. However, securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade, have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.



PORTFOLIO TURNOVER



   Each Fund's historical portfolio turnover rates are listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Asia Pacific Fund will not generally trade in securities for short-term profits, but when the Advisor determines that circumstances warrant, securities may be purchased and sold without regard to the length of time held. Under normal market conditions, it is anticipated that the rate of portfolio turnover of each Fund generally will not exceed 300%. The International Stock Fund's portfolio turnover rate is expected to exceed 100%, but generally not to exceed 200%. These rates should not be considered limiting factors.


                                ABOUT THE FUNDS

MANAGEMENT

   The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). Except for the advisory fee arrangements, the

                             ----------------------

                              PROSPECTUS PAGE I-26

Advisory Agreements are identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.


   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. The Advisor also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of August 31, 1995, the Advisor had over $15 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.


   As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Short-Term Global Bond Fund, .625%; International Bond Fund, .70%; and International Stock and Asia Pacific Funds, 1.0%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.

   Except for expenses voluntarily absorbed by the Advisor or the distributor, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution costs of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing, and legal services and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


   PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong International Funds.



                       STRONG SHORT-TERM GLOBAL BOND FUND
                         STRONG INTERNATIONAL BOND FUND



   MR. SHIRISH MALEKAR. Mr. Malekar joined the Advisor in January 1994. He was an international bond portfolio manager at Pacific Investment Management Company in California for the previous three years. Prior to that, he was a bond trader at Harris Bank in Chicago for one year and a bond trader at PaineWebber Incorporated in New York and Tokyo for more than two years.


                             ----------------------

                              PROSPECTUS PAGE I-27

He has an M.S. in Management from the Massachusetts Institute of Technology, an M.S. in Petroleum Engineering from the University of Pittsburgh, and a B.S. in Chemical Engineering from the University of Bombay, India.


                        STRONG INTERNATIONAL STOCK FUND
                            STRONG ASIA PACIFIC FUND



   ANTHONY L.T. CRAGG. Mr. Cragg joined the Advisor in April 1993 to develop the Advisor's international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. A graduate of Christ Church, Oxford University, Mr. Cragg began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo. He has managed the Strong International Stock Fund since he joined the Advisor and has managed the Strong Asia Pacific Fund since its inception in December 1993.


TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided for under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.

ORGANIZATION


   SHAREHOLDER RIGHTS. Each Fund is a Wisconsin corporation that is authorized to issue shares of Common Stock and series and classes of series of shares of Common Stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of a Fund's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business.


                             ----------------------

                              PROSPECTUS PAGE I-28

   SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. You may elect to have all your dividends and capital gain distributions from a Fund automatically reinvested in additional shares of that Fund or in shares of another Strong Fund at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.

   The policy of each Fund is to pay dividends from net investment income quarterly. The Bond Funds each may (but is not required to) distribute with its quarterly dividends all or a portion of any net realized gains from foreign currency transactions. Each Fund also distributes substantially all its net realized capital gains and gains from foreign currency transactions annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   Each Fund anticipates that a quarterly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. Any undistributed net investment income and net realized gains from foreign currency transactions ("undistributed income") would be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in a Fund's quarterly net income. Undistributed income will be reflected in a Fund's net asset value, and correspondingly, distributions from undistributed income will reduce the Fund's net asset value. The dividend rate on a Fund's shares will be adjusted from time to time by its Board of Directors and will vary as a result of its performance.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You are subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by a Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Funds' distributions are taxable in the year they are paid, whether they are taken in cash or

                             ----------------------

                              PROSPECTUS PAGE I-29
reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.


BOND FUNDS


   Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.
   While neither Fund intends to declare, in any year, aggregate quarterly dividends and other distributions in excess of its investment company taxable income and net capital gain for that year, it is possible that net losses from foreign currency transactions late in the year could convert a portion of those distributions to a non-taxable return of capital.


STOCK FUNDS



   If a Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.


   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of a Fund within thirty days before or after redeeming shares of that Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in a Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions,

                             ----------------------

                              PROSPECTUS PAGE I-30
and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.

   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.


PERFORMANCE INFORMATION


   Each Fund may advertise "average annual total return," "total return," and "cumulative total return." The Bond Funds may also advertise "yield." Each of these figures is based upon historical results and does not represent the future performance of a Fund.


   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.


   Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. A Fund's yield is a measure of the net investment income per share earned by a Fund over a specific 30-day period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period.


                             ----------------------

                              PROSPECTUS PAGE I-31

                  This page has been left blank intentionally.

                             ----------------------

                              PROSPECTUS PAGE I-32

                               SHAREHOLDER MANUAL

          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-5
          HOW TO SELL SHARES.....................  II-6
          SHAREHOLDER SERVICES...................  II-8
          REGULAR INVESTMENT PLANS............... II-10
          SPECIAL SITUATIONS..................... II-12

HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong Funds provides you with several methods to buy Fund shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

   -----------------------------------------------------------------------------


                         TO OPEN A NEW ACCOUNT
------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                         or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                         Wisconsin 53201. If you're using an express delivery
                           service, send to Strong Funds, 100 Heritage
                           Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                         establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863           exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                         open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                         registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by our Investor Center in Menomonee Falls,
                         Wisconsin.
                           Call 1-800-368-3863 for hours and directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account by
                         wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                         - If you sign up for Strong's Automatic Investment
                         Plan when you open your account, Strong Funds will
                           waive the Fund's minimum initial investment (see
                           chart on page II-4).
                         - Complete both the Automatic Investment Plan section
                         on the account application.
                         - Mail to address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in a Fund through a
                         broker-dealer
                           or other institution that may charge a transaction
                         fee.
                         - Strong Funds may only accept requests to purchase
                           shares into a broker-dealer street name account
                           from the broker-dealer.


                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------

                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE

- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.

Or use Strong DirectSM, Strong Funds' automated telephone response system. Call 1-800-368-3863 for details.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.

- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.

- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund may decline to accept your purchase order upon receipt when, in the judgment of the Advisor, it would not be in the best interests of the existing shareholders.
- The exchange privileges are available in all 50 states because Strong Funds intend to continue to qualify their shares for sale in all 50 states.
- Minimum Investment Requirements:

----------------------------------------------------------------------------
   To open a regular account...........................................$1,000

   To open an IRA, Defined Contribution, or UGMA/UTMA account............$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
                            THROUGH A BROKER-DEALER

- If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program's materials, including information relating to fees, in connection with a Fund's Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

                             ----------------------

                              PROSPECTUS PAGE II-4

- Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Distributor may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

DETERMINING YOUR SHARE PRICE


   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining the net asset value. A Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by each Fund's Board of Directors.


   Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional size trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument.


   Equity securities traded on a national securities exchange or NASDAQ are valued at the last sale price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an


                             ----------------------

                              PROSPECTUS PAGE II-5
exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations.


   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Although the Funds value their foreign assets in U.S. dollars on a daily basis, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of a Fund's net asset value on that day. If events that materially affect the value of a Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The International Stock and Asia Pacific Funds' portfolio securities, from time to time, may be listed primarily on foreign exchanges that trade on other days than those on which the Exchange is open for business, (e.g., Saturday). As a result, the net asset value of those Funds may be significantly affected by such trading on days when shareholders cannot effect transactions on their accounts.


HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.

   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee.


                             ----------------------

                              PROSPECTUS PAGE II-6

   -----------------------------------------------------------------------------


                         TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
                         following information: your account number, the
                           dollar amount or number of shares you wish to
                           redeem, each owner's name, your street address, and
                           the signature of each owner as it appears on the
                           account.
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express
                           delivery service, send to 100 Heritage Reserve,
                           Menomonee Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                         the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open
1-800-368-3863           your account by checking the "Yes" box in the
24 HOURS A DAY,          appropriate section of the account application. To
7 DAYS A WEEK            add the telephone redemption option to your account,
                         call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares ($500 minimum) by phone and arrange
                         to receive the proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                         to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                         Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                         wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong Direct SM, Strong Funds'
                         automated telephone response system. Call
                         1-800-368-3863 for details.
-----------------------------------------------------------------------------
CHECK WRITING            Sign up for the free check-writing privilege when you
                         open
(SHORT-TERM GLOBAL       your account. To add check writing to an existing
BOND AND INTERNATIONAL   account or to order additional checks, call
BOND FUNDS ONLY)         1-800-368-3863.
                         Please keep in mind that all check redemptions must
                         be for a minimum of $500 and that you cannot write a
                         check to close an account.
-----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at
                         regular intervals. To establish the Systematic
                         Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         others
                         who may charge a commission or other transaction fee.


                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus.

   STRONG DIRECT(SM) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong Direct(SM) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You

                             ----------------------

                              PROSPECTUS PAGE II-8
may also confirm account balances, hear records of recent transactions and dividend activity, and perform purchases, exchanges or redemptions among your existing Strong accounts. Your account information is protected by a personal code that you establish. For more information on this service, call 1-800-368-3863.

   STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semiannual report and an annual report containing audited financial statements.

   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus.

   Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.


                             ----------------------

                              PROSPECTUS PAGE II-9

                              TRANSACTION SERVICES


   FREE EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.



   FREE CHECK-WRITING PRIVILEGES. You may also redeem shares of the Bond Funds by check in amounts of $500 or more. There is no charge for this privilege. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. Checks are supplied free of charge, and additional checks will be sent to you upon request. The Funds do not return the checks you write, although copies are available upon request.

   You may place stop-payment requests on checks by calling Strong Funds at 1-800-368-3863. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by Strong Funds.
   If there are insufficient cleared shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $10 will be charged to the account.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or

                            -----------------------

                              PROSPECTUS PAGE II-10

NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. Such closing may occur in periods of declining share prices. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


   PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time

                            -----------------------

                              PROSPECTUS PAGE II-11
by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.


   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.


SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.


   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals form, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption, wire redemption, and, for the Bond Funds, check writing, will not be established.


   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone redemption, wire redemption, and, for the Bond Funds, check writing will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


                            -----------------------

                              PROSPECTUS PAGE II-12

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption or check-writing options to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                                   APPENDIX A

RATINGS OF DEBT OBLIGATIONS:

                    Moody's         Standard &           Fitch
                   Investors      Poor's Ratings       Investors
                 Service, Inc.         Group         Service, Inc.        Definition
      ----------------------------------------------------------------------------
LONG-TERM        Aaa              AAA                AAA              Highest quality
                 Aa               AA                 AA               High quality
                 A                A                  A                Upper medium grade
                 Baa              BBB                BBB              Medium grade
                 Ba               BB                 BB               Low grade
                 B                B                  B                Speculative
                 Caa, Ca, C       CCC, CC, C         CCC, CC, C       Submarginal
                 D                D                  DDD, DD, D       Probably in default
----------------------------------------------------------------------------

                 Moody's                     S&P                          Fitch
             ----------------------------------------------------------------------------
SHORT-TERM      MIG1/VMIG1   Best quality   SP-1+   Very strong quality    F-1+   Exceptionally strong
                                                                                  quality
                ---------------------------------------------------------------
                MIG2/VMIG2   High quality   SP-1    Strong quality         F-1    Very strong quality
                ---------------------------------------------------------------
                MIG3/VMIG3   Favorable      SP-2    Satisfactory grade     F-2    Good credit quality
                             quality
                ---------------------------------------------------------------
                MIG4/VMIG4   Adequate                                      F-3    Fair credit quality
                             quality
                ---------------------------------------------------------------
                SG           Speculative    SP-3    Speculative grade      F-S    Weak credit quality
                             grade
----------------------------------------------------------------------------
COMMERCIAL      P-1          Superior       A-1+    Extremely strong       F-1+   Exceptionally strong
PAPER                        quality                quality                       quality
                ---------------------------------------------------------------
                                            A-1     Strong quality         F-1    Very strong quality
                ---------------------------------------------------------------
                P-2          Strong         A-2     Satisfactory quality   F-2    Good credit quality
                             quality
                ---------------------------------------------------------------
                P-3          Acceptable     A-3     Adequate quality       F-3    Fair credit quality
                             quality
                ---------------------------------------------------------------
                                            B       Speculative quality    F-S    Weak credit quality
                Not Prime                   C       Doubtful quality       D      Default
--------------

                             ----------------------

                               PROSPECTUS PAGE A-1

                                   APPENDIX B

WEIGHTED AVERAGE RATINGS OF DEBT OBLIGATIONS1

               ----------------------------------
     ---------------------------------------------------------------------------

 Average Percentage of Assets Held During       Percentage of Assets Held on December 31,
                   19942                                          1994
-------------------------------------------    -------------------------------------------
                       Short-Term                                     Short-Term
                       Global Bond                                    Global Bond
                    ----------------                               ----------------
                            Equivalent                                     Equivalent
S&P     Moody's    Rated     Unrated3          S&P     Moody's    Rated     Unrated3
AAA     Aaa4       16.5 %        -             AAA     Aaa4       17.2 %        -
AA      Aa          7.1          -             AA      Aa          2.7          -
A       A           7.0          -             A       A          11.8          -
BBB     Baa        38.7          -             BBB     Baa        34.8          -
BB      Ba         20.0          -             BB      Ba         19.5          -
B       B           4.0          -             B       B           9.1          -
CCC     Caa           -          -             CCC     Caa           -          -
CC      Ca            -          -             CC      Ca            -          -
C       C             -          -             C       C             -          -
Totals             93.3 %       0 %            Totals             95.1 %       0 %

               ----------------------------------
     ---------------------------------------------------------------------------

 Average Percentage of Assets Held During       Percentage of Assets Held on December 31,
                   19942                                          1994
-------------------------------------------    -------------------------------------------
                   International Bond                             International Bond
                    ----------------                               ----------------
                            Equivalent                                     Equivalent
S&P     Moody's    Rated     Unrated3          S&P     Moody's    Rated     Unrated3
AAA     Aaa4       15.9 %        -             AAA     Aaa4       38.0 %        -
AA      Aa          9.6          -             AA      Aa          4.7          -
A       A           6.3          -             A       A           0.7          -
BBB     Baa        45.9          -             BBB     Baa        31.3          -
BB      Ba         14.0          -             BB      Ba         11.2          -
B       B           1.9          -             B       B           5.8          -
CCC     Caa           -          -             CCC     Caa           -          -
CC      Ca            -          -             CC      Ca            -          -
C       C             -          -             C       C             -          -
Totals             93.6 %       0 %            Totals             91.7 %       0 %


(1)
A security rated differently by two or more rating services is included in the category representing the higher of the ratings assigned to the security.


(2)
Based on a weighted average of the securities held at the end of each month. Investment-grade debt obligations are those rated in one of the four highest categories by an NRSRO. See "Fundamentals of Fixed Income Investing - High-Yield (High-Risk) Securities" in this Prospectus for a discussion of the risks associated with non-investment-grade debt obligations and Appendix A and the SAI for a description of credit ratings.

(3)
This category represents the comparable quality of unrated securities, as determined by the Advisor.

(4)
Includes all U.S. government obligations.

                             ----------------------

                               PROSPECTUS PAGE B-1

                                     NOTES

                      STATEMENT OF ADDITIONAL INFORMATION




                    STRONG SHORT-TERM GLOBAL BOND FUND, INC.
                      STRONG INTERNATIONAL BOND FUND, INC.

                     STRONG INTERNATIONAL STOCK FUND, INC.


                         STRONG ASIA PACIFIC FUND, INC.

                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  1-414-359-1400
                           Toll-Free:  1-800-368-3863



        This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Short-Term Global Bond Fund, Inc. (the "Short-Term Global Bond Fund"), Strong International Bond Fund, Inc. (the "International Bond Fund"), Strong International Stock Fund, Inc. (the "International Stock Fund"), and Strong Asia Pacific Fund, Inc. (the "Asia Pacific Fund") (collectively, the "International Funds") dated October 13, 1995. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference.






      This Statement of Additional Information is dated October 13, 1995.

                           STRONG INTERNATIONAL FUNDS



TABLE OF CONTENTS                                                                                          PAGE

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
  BORROWING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
  DEPOSITARY RECEIPTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
  DERIVATIVE INSTRUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
  FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
  FOREIGN INVESTMENT COMPANIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  FOREIGN SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  HIGH-YIELD (HIGH-RISK) SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
  LENDING OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
  MORTGAGE- AND ASSET-BACKED SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
  MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . .   18
  REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
  SHORT SALES AGAINST THE BOX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
  TEMPORARY DEFENSIVE POSITION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  WARRANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  WHEN-ISSUED SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . .   19
SHORT-TERM GLOBAL BOND AND INTERNATIONAL BOND FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
  AVERAGE EFFECTIVE PORTFOLIO MATURITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
  CONVERTIBLE SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
  LOAN INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
  SOVEREIGN DEBT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
  VARIABLE- OR FLOATING-RATE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
DIRECTORS AND OFFICERS OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
INVESTMENT ADVISOR AND DISTRIBUTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
------------------------------------------



         No Person Has Been Authorized To Give Any Information Or To Make Any Representations Other Than Those Contained In This Statement Of Additional Information And The Prospectus Dated October 13, 1995, and if given or made, such information or representations may not be relied upon as having been authorized by the funds.


 This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS


       The investment objective of the Short-Term Global Bond Fund is to seek total return by investing for a high level of income with a low degree of share price fluctuation. The investment objective of the International Bond Fund is to seek high total return by investing for both income and capital appreciation. The investment objective of the International Stock and Asia Pacific Funds is to seek capital growth. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations, which cannot be changed without shareholder approval.



With respect to the International Stock and Asia Pacific Funds, each Fund:



1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



With respect to the International Funds, each Fund:



2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.



3.       May not issue senior securities, except as permitted under the 1940
         Act.



4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.



5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).



6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.



7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.



8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).



9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

         The following are the Funds' non-fundamental operating policies which may be changed by each Fund's Board of Directors without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

         In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date of the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
         (ii) engaging in repurchase agreements.

         Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING



         Each Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33 1/3% of its total assets, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Implementation of Policies and Risks - Mortgage Dollar Rolls and Reverse Repurchase Agreements" in the Funds' Prospectus.) In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.



DEPOSITARY RECEIPTS



         As indicated in the Prospectus, each Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Funds' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.



         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.



DERIVATIVE INSTRUMENTS



         GENERAL DESCRIPTION. As discussed in the Prospectus, the Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and swap agreements with respect to the International Bond and Short-Term Global Bond Funds for any lawful purpose consistent with each Fund's investment objective, such as to hedge a Fund's portfolio, risk
management or to attempt to enhance returns, but not for speculation.   The
Funds also may use derivative instruments to synthetically create, for example, exposure to a foreign country where a direct investment in the country may not be practical or economical. Until the Funds reach a significant asset size, the Advisor expects to make considerable use of this technique.



         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use these instruments will be limited by tax considerations.



         In addition to the products, strategies and risks described below and in the Prospectus, the Advisor may discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Advisor develops new techniques or as regulatory authorities broaden the range of permitted transactions. The Advisor may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities.



         SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.




         (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.



         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.



         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.



         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.



         For a discussion of the federal income tax treatment of the Funds' derivative instruments, see "Taxes -- Derivative Instruments" below.



         GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Funds have each filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for each Fund includes representations that each Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of a Fund's net assets. Adoption of these guidelines does not limit the percentage of a Fund's assets at risk to 5%.



         In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.



         The foregoing limitations are not fundamental policies of the Funds and may be changed by each Fund's Board of Directors without shareholder approval as regulatory agencies permit.



         Transactions using options (other than purchased options), expose the Funds to counter-party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures, or forward currency contracts or (2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option, futures contract, or forward currency contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.



         OPTIONS. Each Fund may purchase and write put and call options on securities, on indices of debt and equity securities and on foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.



         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Generally, the OTC debt and foreign currency options used by the Funds are European-style options. This means that the option is only exercisable immediately at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.



         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.



         The Funds may or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.



         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.



         The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.



         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.



         SPREAD TRANSACTIONS. Each Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



         FUTURES CONTRACTS. Each Fund may enter into interest rate, securities index, and foreign currency futures contracts. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Funds' futures transactions may be entered into for any lawful purpose consistent with the Funds' investment objectives, such as hedging purposes, risk management or to enhance returns, but not for speculation. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.



         To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, and interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.



         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g. debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A foreign currency contract is a bilateral agreement pursuant to which one party agrees to make and the other party agrees to accept delivery of a specified type of currency at a specified future time and at a specified price. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.



         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt securities, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.



         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.



         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.



         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.



         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES--SPECIAL CONSIDERATIONS. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to the Funds' current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.



         For example, the Funds might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Funds to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Funds also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Funds may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Funds. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.



         In addition, the Funds may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Funds against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect a Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Funds in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.



         The Funds also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.



         The use of currency-related derivative instruments by the Funds involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).



         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.



         Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.



         When the Funds engage in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Funds will be subject to the risk that a loss may be sustained by the Funds as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Funds. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.



         Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Funds. In addition, in the event of insolvency of the counterparty, the Funds might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Funds will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Funds will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Funds will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Funds will in fact be able to enter into such closing transactions.



         The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.



         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.



         There will be a cost to the Funds of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Funds may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.



         When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivatives instruments. To the extent the Funds' assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Funds' assets are so set aside, this could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.



         The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Funds and its shareholders and is consistent with the Funds' objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Funds' entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Funds' use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.



         The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.



         SWAP AGREEMENTS. With respect to the Short-Term Global Bond and International Bond Funds, either Fund may enter into interest rate, securities index and currency exchange rate swap agreements for purposes of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.



         The "notional amount" of the swap agreement is only the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.



         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.



         The Funds will enter into swap agreements only with banks and recognized securities dealers believed by the Advisor to present minimal credit risks in accordance with guidelines established by each Fund's Board of Directors. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.



FOREIGN CURRENCY TRANSACTIONS



         Although the International Stock and Asia Pacific Funds value their respective assets daily in U.S. dollars, neither is required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds could suffer a loss of some or all of the amounts deposited. The Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

FOREIGN INVESTMENT COMPANIES



         Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.



FOREIGN SECURITIES



         Many of the foreign securities held by the Short-Term Global Bond and International Bond Funds will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Each Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



         The costs attributable to foreign investing that the Funds must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Funds would be subject.



         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



HIGH-YIELD (HIGH-RISK) SECURITIES



         IN GENERAL. The International Bond and Short-Term Global Bond Funds have the authority to invest up to but not including 35% of its total assets in non-investment grade debt securities. The International Stock and Asia Pacific Funds have the authority to invest up to 5% of its net assets in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.



         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.



         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.



         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.



         RECENT AND PROPOSED LEGISLATION. Recent legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


ILLIQUID SECURITIES

         The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Directors of each Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, each Fund's Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments),
(iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of each Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

         Each Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Notwithstanding the above, the Advisor intends, as a matter of internal policy, to limit each Fund's investments in illiquid securities to 10% of its net assets.

LENDING OF PORTFOLIO SECURITIES



         Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.



MORTGAGE- AND ASSET-BACKED SECURITIES



         Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.



         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.



         The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.



         The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS



         The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.



         Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing" above.)



         The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.



REPURCHASE AGREEMENTS



         The Funds may invest in repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement will be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals
or exceeds the repurchase price plus accrued interest.   Repurchase agreements
could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


SHORT SALES AGAINST THE BOX

         Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

TEMPORARY DEFENSIVE POSITION



         When the Advisor determines that market conditions warrant a temporary defensive position, the Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, broker's acceptances, certificates of deposit, and time deposits.


WARRANTS

         Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. A Fund will purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


WHEN-ISSUED SECURITIES



         The Funds may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on debt obligations accrues to a Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their respective net asset values will be adversely affected by the purchase of securities on a when-issued basis.



         The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Fund will meet it's obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than a Funds' payment obligation).



ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES



         The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.



                     INVESTMENT POLICIES AND TECHNIQUES --
              SHORT-TERM GLOBAL BOND AND INTERNATIONAL BOND FUNDS



AVERAGE EFFECTIVE PORTFOLIO MATURITY



         The Short-Term Global Bond and International Bond Funds' average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Advisor may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.


CONVERTIBLE SECURITIES


         The Short-Term Global Bond and International Bond Funds may invest up to 5% of their total assets in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.


         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

LOAN INTEREST



         Each Fund may invest a portion of its assets in loan interests ("Loan Interest"), which are interests in amounts owned by a corporate, governmental or other borrower to lenders or lending syndicates. Loan Interests purchased by a Fund may have a maturity of any number or days or years, and may be secured or unsecured. Loan Interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan Interests are not rated by any nationally recognized statistical rating organizations ("NRSROs") and are, at present, not readily marketable and may be subject to contractual restrictions on resale.



         A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company finance company, or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. A Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by a Fund against the borrower and all payments of interest and principal are typically made directly to a Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Funds may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.



         The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants").



         In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. A Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.



         A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

         Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


SOVEREIGN DEBT

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

         To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

         Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Funds. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in local markets may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Funds.

         The sovereign debt in which a Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

VARIABLE- OR FLOATING-RATE SECURITIES



         The Short-Term Global Bond Fund and International Bond Funds may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or as a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.



         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, each Fund may consider that instrument's maturity to be shorter than its stated maturity.



         Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and if not so rated, the Funds may invest in them only if the Funds' Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. The Advisor, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Funds' portfolio.



         Each Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Funds' investments at the time of purchase. When determining whether such an obligation meets a Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



                      DIRECTORS AND OFFICERS OF THE FUNDS


         Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Each officer and director holds the same position with the following registered investment companies: Strong Advantage Fund, Inc.; Strong American Utilities Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Growth Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Money Market Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Total Return Fund, Inc.; and Strong U.S. Treasury Money Fund, Inc. (collectively, the "Strong Funds") and Strong Institutional Funds, Inc.; Strong Special Fund II, Inc.; and Strong Variable Insurance Funds, Inc.

         *Richard S. Strong (DOB 5/12/42), Chairman of the Board and Director of the Funds.


         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Since October 1993, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings"), and the Fund's underwriter, Strong Funds Distributors, Inc., a Wisconsin corporation and subsidiary of Holdings ("Distributor"). Since January 1994, Mr. Strong has been Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin Corporation and subsidiary of Holdings; and since February 1994, Mr. Strong has been a member of the Managing Boards of Fussville Real Estate Holdings L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor, and Fussville Development L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor, and certain of its
subsidiaries.   Mr. Strong has served as a director of the Asia Pacific Fund since incorporation in December 1990 and as chairman of the Board since October 1993; as a director of the International Stock Fund since its incorporation in December 1990 and as chairman of the Board since January 1992; and as a director and Chairman of the Board of the International Bond and Short-Term
Global Bond Funds since January 1994.   Mr. Strong has been in the investment
management business since 1967.


         Marvin E. Nevins (DOB 7/19/18), Director of the Funds.


         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman, General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the International Stock and Asia Pacific Funds since their inception in December 1990 and as director of the International Bond and Short-Term Global Bond Funds since January 1994.


         Willie D. Davis (DOB 7/24/34), Director of the Funds.

         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the Funds since July 1994.

         *John Dragisic (DOB 11/26/40), Vice Chairman and Director of the Funds.


         Mr. Dragisic has been Vice Chairman of the Advisor and director of Holdings and Distributor since July 1994. Mr. Dragisic previously served as a director of the International Stock and Asia Pacific Funds from January 1992 until July 1994 and as director of the International Bond and Short-Term Global Bond Funds from January 1994 until July 1994. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc.
From 1969 until 1973, Mr. Dragisic worked for the Inter American Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin-Madison, and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has been Vice Chairman of the Funds since July 1994 and as a director of the Funds since April 1995.


         Stanley Kritzik (DOB 1/9/30), Director of the Funds.

         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. He has served as a director of the Funds since April 1995.

         William F. Vogt (DOB 7/19/47), Director of the Funds.

         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served as a director of the Funds since April 1995.

         Lawrence A. Totsky (DOB 5/6/59), C.P.A., Vice President of the Funds.


         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has been a Vice President of the International Stock Fund since May 1993, the Asia Pacific Fund since October 1993, and the International Bond and Short-Term Global Bond Funds since January 1994.


         Thomas P. Lemke (DOB 7/30/54), Vice President of the Funds.

         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has been a Vice President of the Funds since October 1994.

         Ann E. Oglanian (DOB 12/7/61), Secretary of the Funds.

         Ms. Oglanian has been an Associate Counsel of the Advisor since January 1992. Ms. Oglanian acted as Associate Counsel for the Chicago-based investment management firm, Kemper Financial Services, Inc. from June 1988 until December 1991. Ms. Oglanian has been the Secretary of the Funds since May 1994.

         Ronald A. Neville (DOB 5/21/47), C.P.A., Treasurer of the Funds.

         Mr. Neville has been the Senior Vice President and Chief Financial Officer of the Advisor since January 1995. For fourteen years prior to that, Mr. Neville worked at Twentieth Century Companies, Inc., most notably as Senior Vice President and Chief Financial Officer (1988 until December 1994). Mr. Neville received his M.B.A. in 1972 from the University of Missouri - Kansas City and his B.A. degree in Business Administration and Economics in 1969 from Drury College. Mr. Neville has been the Treasurer of the Funds since April 1995.


         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 Third Street Avenue, Denver, Colorado 80206.



         The mutual fund complex that is managed by the Advisor, which is composed of 26 open-end management investment companies consisting of 31 mutual funds, of which the Funds are a part, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each mutual fund. In addition, each disinterested director is reimbursed by the mutual funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the mutual funds receive no compensation or expense reimbursement from the mutual funds.



         As of March 31, 1995, the officers and directors of the International Stock Fund in the aggregate beneficially owned less than 1% of the Fund's then
outstanding shares.   As of March 31, 1995, the officers and directors of the
Short-Term Global Bond

Fund in the aggregate beneficially owned 22,059 shares of common stock, which was approximately 1.76% of the Fund's then outstanding shares. As of March 31, 1995, the officers and directors of the International Bond Fund in the aggregate beneficially owned 27,894 shares of common stock, which was approximately 2.99% of the Fund's then outstanding shares. As of March 31, 1995, the officers and directors of the Asia Pacific Fund in the aggregate beneficially owned 61,697 shares of the Fund's common stock, which was approximately 1.05% of the Fund's then outstanding shares. These figures include 4,850 shares of the Short-Term Global Bond Fund; 11,574 shares of the International Bond Fund; and 37,869 shares of the Asia Pacific Fund held by the Advisor's Restated Pension Trust and Profit Sharing Trust for the benefit of the employees of the Advisor. Mr. Dragisic and Mr. Richard T. Weiss are trustees of these trusts.



                             PRINCIPAL SHAREHOLDERS

         As of March 31, 1995, the following persons owned of record or are known by the Funds to own of record or beneficially, more than 5% of the listed Fund's outstanding shares:

     NAME AND ADDRESS                                 SHARES                 PERCENT OF CLASS
     ----------------                                 ------                 ----------------
Short-Term Global Bond
----------------------
Charles Schwab & Co., Inc.                           125,229                        9.99%
101 Montgomery Street
San Francisco, California 94104

International Bond
------------------
Oshkosh B'Gosh, Inc.                                 209,839                       22.45%
P.O. Box 300
Oshkosh, Wisconsin 54902

Managed Health Services, Inc.                        122,896                       13.15
890 Elm Grove Road, #213
Elm Grove, Wisconsin 53122

Schneider National, Inc.                             104,919                       11.23
P.O. Box 2545
Green Bay, Wisconsin 54306

Marshall & Ilsley Trust Co.                           76,235                        8.16
1000 North Water Street
Milwaukee, Wisconsin 53202

Charles Schwab & Co., Inc.                            64,347                        6.89

Roundy's, Inc.                                        49,594                        5.31
P.O. Box 473
Milwaukee, Wisconsin 53201

International Stock
-------------------
Charles Schwab & Co., Inc.                         2,926,034                       15.97

Asia Pacific
------------
Charles Schwab & Co., Inc.                           386,079                        6.56



                       INVESTMENT ADVISOR AND DISTRIBUTOR


         The Advisor to the Funds is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Mr. Dragisic is the Vice Chairman and a Director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Neville is a Senior Vice President and Chief Financial Officer of the Advisor, and Ms. Oglanian is the Associate Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."



         Each Fund's Advisory Agreement, dated May 1, 1995, was last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. Each Advisory Agreement is required to be approved annually by its Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, an Advisory Agreement will terminate automatically in the event of its assignment.


         Under the terms of each Advisory Agreement, the Advisor manages a Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at its expense.

         Except for expenses assumed by the Advisor as set forth above or by the Distributor as described below with respect to the distribution of a Fund's shares, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly financial statements mailed to existing shareholders; and charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations, the cost of stock certificates, and fees for directors who are not "interested persons" of the Advisor.


         As compensation for its services, the Short-Term Global Bond Fund pays to the Advisor a monthly management fee at the annual rate of .625% of the Fund's average daily net assets, the International Bond Fund pays to the Advisor a monthly management fee at the annual rate of .70% of the Fund's average daily net assets, and the International Stock and Asia Pacific Funds pay to the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value of each Fund. (See "Shareholder Manual -- Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Short-Term Global Bond,
International Bond, International Stock, and Asia Pacific Funds, which were $81,832; $79,833; $101,429; and $41,963.57, respectively, were advanced by the
Advisor and will be reimbursed by each Fund over a period of not more than 60 months from each Fund's date of inception.

The following table sets forth certain information concerning management fees for each Fund:



                                          Management Fee
                                             Incurred          Management Fee       Management Fee
                                             by Fund               Waiver            Paid by Fund
                                            ---------              -------           ------------
Short-Term Global Bond Fund(1)
         1994                              $    46,721             $46,721             $        0

International Bond Fund(1)
         1994                              $    36,200             $36,200             $        0

International Stock Fund
         1992                              $   76,667              $     0             $   76,667
         1993                              $  442,908              $     0             $  442,908
         1994                              $2,517,498              $     0             $2,517,498

Asia Pacific Fund(2)
         1994                              $  513,781              $     0             $  513,781


-----------------------


(1)      Commenced operations on March 31, 1994.
(2)      Commenced operations on December 31, 1993.



         Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed that percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' common stock is qualified for sale; or if the states in which the Funds' common stock is qualified for sale impose no restrictions, the Advisor shall reimburse the Funds in the event the expenses and charges payable by a Fund in any fiscal year (as described above) exceed 2%. The most restrictive percentage limitation currently applicable to the Funds is 2 1/2% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets, and 1 1/2% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to a Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.


         On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

         The staff of the U.S. Department of Labor (the "Staff") has contacted the Advisor regarding alleged cross-trading of securities between 1987 and early 1990 involving various customer accounts subject to the Employee Retirement Security Act of 1974 ("ERISA") and managed by the Advisor. The Advisor has informed the Staff of the basis for its position that the trades complied with ERISA and that, in any event, any alleged noncompliance was not the cause of any losses to the accounts. The Staff has stated that it disagrees with the Advisor's positions, although to date it has not filed any action against the Advisor. At this time, the Advisor is negotiating with the Staff regarding a possible resolution of the matter, but it cannot presently determine whether the matter will be settled or litigated or, if it is settled or litigated, how it ultimately will be resolved. However, management presently believes, based on current knowledge and the Advisor's insurance coverage, that the ultimate resolution of this matter should not have a material adverse effect on the Advisor's financial position.


         The Advisor has adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Funds, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor's clients ahead of their own.



         The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.



         Under Distribution Agreements dated March 3, 1994, with the International Bond and Short-Term Global Bond Funds; December 1, 1993, with the International Stock Fund; and December 20, 1993, with the Asia Pacific Fund (collectively, the "Distribution Agreements"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of each Funds' shares. Each Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of a Fund's shares. Each Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of the Funds' shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. Each Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.


         From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


         In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by the Funds unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreements; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.


         Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

         Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

         From time to time, the Advisor may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

         Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

         During its last fiscal year, the Advisor had an arrangement with various brokers whereby, in consideration of the providing of research services, the Advisor allocated brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above.

         The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.


         With respect to the International Stock and Asia Pacific Funds, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.


         The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including a Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

         The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by each Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund.
In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

         Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Funds' procedures in selecting FCMs to execute the Funds' transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.


         The Short-Term Global Bond Fund paid brokerage commissions during 1994 of approximately $1,000. The International Bond Fund paid brokerage commissions during 1994 of approximately $1,000. The International Stock Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $62,000, $592,000, and $2,405,000, respectively. The Asia Pacific Fund paid brokerage commissions during 1994 of approximately $657,000.



         As of December 31, 1994, each Fund had acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents in the following amounts:


      Regular Broker or Dealer or Parent Issuer       Value of Securities Owned as of December 31, 1994*
      -----------------------------------------       -------------------------------------------------
 Short-Term Global:
 Citibank                                                            $  529,000

 International Bond:
 Citibank                                                            $1,096,000

 International Stock:
 Jardine Matheson Holdings, Ltd.                                     $2,085,000

 Asia Pacific:
 Jardine Matheson Holdings, Ltd.                                     $  614,000



* To the nearest thousand.


                                   CUSTODIAN


         As custodian of the Funds' assets, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Funds. The custodian is in no way responsible for any of the investment policies or decisions of the Funds. In addition, the Funds, with the approval of the Board of Directors and subject to the rules of the SEC, will have sub-custodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.



                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT


         The Advisor acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated based on an annual fee per open account of $31.50 for the International Bond and Short-Term Global Bond Funds and $21.75 for the International Stock and Asia Pacific Funds, plus certain out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from each Fund, payable monthly. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to the fees received and services provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks and tax forms.


         The following table sets forth certain information concerning amounts paid by the Funds for transfer agency and dividend disbursing and printing and mailing services:



                          Transfer Agency and Dividend Disbursement
                          Services Charges Incurred
                          -----------------------------------------------------------------------------
                            Per                          Printing and        Amounts        Net Amount
                          Account           Expense        Mailing          Waived By        Paid By
    Fund                  Charges        Reimbursements    Services          Advisor           Fund
  --------                -------        --------------    --------          -------          -----
Short-Term Global Bond Fund
         1994              $ 12,752         $  6,945         $   401        $20,098           $      0
International Bond Fund
         1994              $  5,991         $  6,255         $   252        $12,498           $      0
International Stock Fund
         1992              $ 35,865         $ 23,461         $   941        $     0           $ 60,267
         1993               134,884           44,319           5,731              0           $184,934
         1994               749,157          154,218          18,947              0            922,322
Asia Pacific Fund
         1994              $217,293         $ 45,741         $ 5,778        $     0           $268,812


------------------------------------

         From time to time, the Funds, directly or indirectly through arrangements with the Advisor, may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.

                                    TAXES

GENERAL

         As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). This qualification does not involve government supervision of the Funds' management practices or policies.

         In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months
- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

         Interest and dividends received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

         Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, a Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and were vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

         Pursuant to proposed regulations, open-end RICs such as the Funds would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

DERIVATIVE INSTRUMENTS

         The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, and forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

         Each Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures, or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.


         The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds -- Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.


                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Shareholder Manual -- Determining Your Share Price," the net asset value of a Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE

         Shares of the Funds and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of a Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

         The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.


         The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Funds' Prospectus.


RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.


Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code Section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.


Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute into an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                               FUND ORGANIZATION

         Each Fund is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Funds provides that if additional classes of shares are issued by a Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Board of Directors of each Fund is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares with a series may differ. Finally, all holders of shares of a Fund may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class is entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive, conversion, or subscription rights. Each Fund currently has only one series of common stock outstanding. If a Fund issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.


                              SHAREHOLDER MEETINGS

         Each Fund is a Wisconsin corporation organized on the following dates and currently has the following authorized shares of capital stock:


                                          Incorporation                Authorized
 Fund                                        Date                        Shares         Par Value ($)
 ----                                     -------------                -----------      -------------
 Short-Term Global Bond Fund             January 5, 1994               10,000,000,000         .01
 International Bond Fund                 January 5, 1994               10,000,000,000         .01
 International Stock Fund               December 28, 1990              10,000,000,000      .00001
 Asia Pacific Fund                      December 28, 1990              10,000,000,000      .00001



         The Wisconsin Business Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Fund has adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.



         Each Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Fund shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.



                            PERFORMANCE INFORMATION


         As described under "About the Funds -- Performance Information" in the Prospectus, each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." The International Bond and Short-Term Global Bond Funds may also show historical performance or return in the form of "yield" and "distribution rate". From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for each Fund. Without these waivers and absorption of expenses, the performance results for the International Bond and Short-Term Global Bond Funds noted herein would have been lower. All performance and returns noted herein are historical and do not represent the future performance of a Fund.

YIELD

         Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. Each Fund's yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                            a-b     6
                                YIELD = 2[( --- + 1)  - 1]
                                             cd

Where    a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

         For the 30-day period ended December 30, 1994, the Short-Term Global Bond Fund's yield was 9.15% and the International Bond Fund's yield was 9.60%. For this period, the Advisor absorbed expenses of 1.105% and waived management fees of 0.625% for the Short-Term Global Bond Fund and absorbed expenses of 1.30% and waived management fees of 0.7% for the International Bond Fund. Without these waivers and absorptions, the Funds' yields would have been 7.42% and 7.60%, respectively. In computing their yield, the Funds follow certain standardized accounting practices specified by Commission rules. These practices are not necessarily consistent with those that the Funds use to prepare annual and interim financial statements in conformity with generally accepted accounting principles.

DISTRIBUTION RATE

         The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than the Fund's yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN


         The average annual total return of a Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                      P (1 + T)n = ERV
  P =    a hypothetical initial payment of $10,000.
  T =    average annual total return.
  n =    number of years.
ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.


TOTAL RETURN

         Calculation of the Funds' total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         Each Fund's performance figures are based upon historical results and do not represent future performance. A Fund's shares are sold at net asset
value per share.   The Funds' returns and net asset value will fluctuate and
shares are redeemable at the then current net asset value of each Fund, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

         The figures below show performance information for various periods ended December 31, 1994. No adjustment has been made for taxes, if any, payable on dividends. The periods indicated were ones of fluctuating securities prices.

SHORT-TERM GLOBAL BOND FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment          1994           Increase          Increase
                          ----------       ------------     ----------        ----------
    Life of Fund(1)        $10,000          $10,513            5.13%            N/A

    (1) From March 31, 1994
    -----------------------

INTERNATIONAL BOND FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          ----------           ----          --------          --------
    Life of Fund(1)        $10,000          $10,866              8.66%            N/A
    -----------------------
    (1) From March 31, 1994


INTERNATIONAL STOCK FUND



                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          ----------           ----          --------          --------
 Life of Fund(1)           $10,000          $14,282           42.82%            13.45%
    One Year                10,000            9,844           -1.56             -1.56

    ------------------------
    (1) March 4, 1992

ASIA PACIFIC FUND


                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          ----------           ----          --------          --------
    Life of Fund(1)        $10,000           $9,473           -5.27%            -5.27%

    ------------------------
    (1) December 31, 1993



         The Short-Term Global Bond, International Bond, International Stock, and Asia Pacific Funds' total returns for the three months ending March 31, 1995 were 1.22%, 13.15%, -4.14%, and -4.06%, respectively.


COMPARISONS

(1)      U.S. TREASURY BILLS, NOTES, OR BONDS

         Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.


(2)      CERTIFICATES OF DEPOSIT

         Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit represent an alternative (taxable) income-producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution. The bonds held by the International Bond and Short-Term Global Bond Funds are generally longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.


(3)      MONEY MARKET FUNDS

         Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS

         From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual fund with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Lipper also issues a monthly yield analysis for fixed income funds.


(5)      MORNINGSTAR, INC.

         A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3-, 5-, and 10-year periods. Ratings are not absolute and do not represent future results.

(6)      INDEPENDENT SOURCES

         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.


(7)      INDICES
         Each Fund may compare its performance to a wide variety of indices including the following:


(a)      The Consumer Price Index.
(b)      The CDA U.S. Treasury Bill Index.
(c)      The JP Morgan Global Short-Term Government Bond Index.
(d)      The JP Morgan Non-Dollar Government Bond Index.
(e)      The Salomon Brothers Non-U.S. Dollar World Government Bond Index (Currency Unhedged).
(f)      The Salomon Brothers Broad Investment Grade Bond Index.
(g)      The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged).
(h)      The Lehman Brothers Intermediate Government Corporate Index.
(i)      The Merrill Lynch 1-3 Year Government Corporate Index.
(j)      Dow Jones Average of 30 Industrials.
(k)      Standard & Poor's 500 Stock Index
(l)      Morgan Stanley Capital International EAFE(R) Index (Net Dividend, Gross Dividend, and Price-Only). In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest.  The market prices and yields of the stocks in these indexes will fluctuate.  A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis.
(m)      Morgan Stanley Capital International World Index.
(n)      Morgan Stanley Capital International Combined Far East Ex-Japan Free Index.



         There are differences and similarities between the investments which a Fund may purchase for its portfolio and the investments measured by the indices which are noted herein. The market prices and yields of taxable and tax-exempt bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.


(8)      HISTORICAL INFORMATION

         Because the Funds' investments primarily are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies may account for part of a Fund's investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock or bond market performance for any of the countries in which the Funds may invest, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios, selected returns on stocks or bonds, and the total value of stock or bond markets. Sources of such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the portfolio management's views or interpretations of such statistical data or historical performance.


(9)       HISTORICAL ASSET CLASS RETURNS

         From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Similarly, international stocks and bonds are generally more volatile than domestic stocks and bonds, and may also offer greater return potential over
time.   Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

 (10)    STRONG FAMILY OF FUNDS
         The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.


FUND NAME                           INVESTMENT OBJECTIVE
Strong U.S. Treasury Money Fund   Current income, a stable share price, and daily liquidity.
Strong Money Market Fund          Current income, a stable share price, and daily liquidity.
Strong Heritage Money Fund        Current income, a stable share price, and daily liquidity.
Strong Municipal Money Market     Federally tax-exempt current income, a stable share-price, and daily
Fund                              liquidity.
Strong Advantage Fund             Current income with a very low degree of share-price fluctuation.
Strong Short-Term Bond Fund       Total return by investing for a high level of current income with a low degree of share-price fluctuation.
Strong Short-Term Municipal Bond  Total return by investing for a high level of federally tax-exempt
Fund                              current income with a low degree of share-price fluctuation.
Strong Short-Term Global Bond     Total return by investing for a high level of income with a low degree
Fund                              of share-price fluctuation.
Strong Government Securities      Total return by investing for a high level of current income with a
Fund                              moderate degree of share-price fluctuation.
Strong Insured Municipal Bond     Total return by investing for a high level of federally tax-exempt
Fund                              current income with a moderate degree of share-price fluctuation.
Strong Municipal Bond Fund        Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Corporate Bond Fund        Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong International Bond Fund    High total return by investing for both income and capital appreciation.
Strong High-Yield Municipal Bond  Total return by investing for a high level of federally tax-exempt
Fund                              current income.
Strong Asset Allocation Fund      High total return consistent with reasonable risk over the long term.
Strong American Utilities Fund    Total return by investing for both income and capital growth.
Strong Total Return Fund          High total return by investing for capital growth and income.
Strong Opportunity Fund           Capital growth.
Strong Growth Fund                Capital growth.
Strong Common Stock Fund*         Capital growth.
Strong Discovery Fund             Capital growth.
Strong International Stock Fund   Capital growth.
Strong Asia Pacific Fund          Capital growth.

* The Strong Common Stock Fund is currently closed to new investors.



         The Advisor also serves as an Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.


         Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each

Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.


         Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong International Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the International Funds is a separately incorporated investment company. Because the Funds share a Prospectus, there may be the possibility of cross liability between the Funds.


ADDITIONAL FUND INFORMATION


(1)      DURATION (INTERNATIONAL BOND AND SHORT-TERM GLOBAL BOND FUNDS ONLY)


         Duration is a calculation that measures the price sensitivity of a Fund to changes in interest rates. Theoretically, if a Fund had a duration of 2.0, a 1% increase in interest rates would cause the prices of the bonds in the Fund to decrease by approximately 2%. Conversely, a 1% decrease in interest rates would cause the prices of the bonds in the Fund to increase by approximately 2%. Depending on the direction of market interest rates, a Fund's duration may be shorter or longer than its average maturity.

(2)      PORTFOLIO CHARACTERISTICS

         In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)      MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

         Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                         2
      Standard deviation = the square root of  E(x - x )
                                                  i   m
                                               -----------
                                                   n-1

where    E  = "the sum of",
         x = each individual return during the time period,
          i
         x = the average return over the time period, and
          m
         n  = the number of individual returns during the time period.

         Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

         Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

         The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery. Through its commitment to excellence, the Advisor intends to benefit investors and to encourage them to think of Strong Funds as their mutual fund family.

         The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

         Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, product development, pending or enacted legislation, demographic variables, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.


4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.


STRONG RETIREMENT PLAN SERVICES



         Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.



Markets:



         The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.



1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.



2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.



3. Women-owned businesses.



4. Non-profit and educational organizations (the 403(b) market).



Turnkey approach:



         The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.



         The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:



         Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.



Service:



         The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.



         The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.



STRONG FINANCIAL ADVISORS GROUP



         The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.



                              PORTFOLIO MANAGEMENT

         Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.



INTERNATIONAL BOND AND SHORT-TERM GLOBAL BOND FUNDS



         The Advisor's investment philosophy includes (i) active management to deliver a superior total return with low to moderate risk versus benchmarks;
(ii) a long-term outlook; (iii) controlled country and currency exposure; (iv) duration managed within a narrow band; and (v) value added by use of all available sectors and instruments. The Advisor also believes that (i) over time, international diversification may help reduce total portfolio risk and increase return potential; and (ii) foreign and emerging markets are often inefficient, providing significant growth opportunities for investors who do their homework.


         The Advisor's investment process generally follows a five-step approach. The first step is the global "satellite" view. This top-down approach, driven by a secular outlook, determines duration and blocs. Second, the Advisor takes a continental "airplane" view. Major continental allocations are based on global economic cycles and relative values. The third step is the country/currency "helicopter" view. Country allocations are determined based on country-specific policies and prospects along with risk management considerations. Fourth, the Advisor considers the country structure "car" view. Consideration of each country's economic outlook, combined with an analysis of the yield curve, determines the portfolio structure and sector composition. Finally, issue selection is done "by foot". Individual securities are chosen from alternatives such as sovereigns, corporates, mortgages, futures, and options. The Advisor's currency risk management approach involves short-, intermediate-, and long-term analysis. Within each time frame, the Advisor may utilize various econometric models and trading systems in its analysis of currency risk.

INTERNATIONAL STOCK AND ASIA PACIFIC FUNDS



         The Advisor's investment philosophy is that (i) active management with focused security and country selection can generate superior returns over passive benchmarks; (ii) local knowledge and local contacts are essential for effective international investing; (iii) application of U.S. and non-U.S. financial analysis techniques can be used to value certain international securities; (iv) attractive investment opportunities exist in all areas-established and developing markets, large and small companies; (v) seeking out under-researched and undervalued companies is as valid in international investing as in domestic investing; and (vi) risk can be reduced by underweighting the least attractive markets, not overweighting volatile markets, and making bold allocations to attractive markets and securities.



         The Advisor's investment process includes (i) global market analysis to determine which countries/currencies to emphasize and avoid; (ii) combining U.S. and non-U.S. fundamental research techniques where possible; (iii) utilizing local knowledge and local contacts to closely monitor companies and unearth new candidates for investment opportunities; (iv) focusing on stock selection in moderately attractive markets; (v) focusing on sector/industry weightings in the most attractive markets; (vi) emphasizing growth companies in smaller and emerging markets; (vii) emphasizing value plays and turnaround situations in more mature equity markets; and (viii) utilizing hedging of foreign currency risk on an opportunistic basis.



         The Advisor considers selling a stock when there is a high price/cash flow or price/earnings multiple relative to the country and/or industry, deterioration in country policies towards investors, or deterioration in company fundamentals and management.


                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

         Kirkpatrick & Lockhart, 1800 M Street, N.W., Washington D.C. 20036 acts as outside legal counsel for the Funds.


                              FINANCIAL STATEMENTS

         The Annual Report that is attached hereto contains the following financial information for each Fund:

(a)      Schedule of Investments in Securities.
(b)      Statement of Operations.
(c)      Statement of Assets and Liabilities.
(d)      Statement of Changes in Net Assets.
(e)      Notes to Financial Statements.
(f)      Financial Highlights.
(g)      Report of Independent Accountants.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
         AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

       A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.


   BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C     Bonds are in imminent default in payment of interest or principal.

 DDD, DD,
 and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

         The Credit Rating Committee formally reviews all ratings once per
quarter (more frequently, if necessary).   Ratings of 'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE              DEFINITION
AAA                       Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                       High credit quality.  Protection factors are strong.  Risk is modest, but may
AA                        vary slightly from time to time because of economic conditions.
AA-

A+                        Protection factors are average but adequate.  However, risk factors are more
A                         variable and greater in periods of economic stress.
A-

BBB+                      Below average protection factors but still considered sufficient for prudent
BBB                       investment.  Considerable variability in risk during economic cycles.
BBB-

BB+                       Below investment grade but deemed likely to meet obligations when due.
BB                        Present or prospective financial protection factors fluctuate according to
BB-                       industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.

B+                        Below investment grade and possessing risk that obligations will not be met
B                         when due.  Financial protection factors will fluctuate widely according to
B-                        economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC                       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD                        Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                        Preferred stock with dividend arrearages.



                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                        MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D (Default) Issues assigned this rating are in actual or imminent payment default.

     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which we define as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale:    Definition
------------     ----------
Duff 1+          Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1           Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-          High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

                 Good Grade
                 ----------

Duff 2           Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

                 Satisfactory Grade
                 ------------------

Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade.  Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 Non-investment Grade
                 --------------------

Duff 4           Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service.  Operating factors and market access may be subject to a high degree of variation.

                 Default
                 -------

Duff 5           Issuer failed to meet scheduled principal and/or interest payments.



                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS



         The TBW Short-Term Ratings apply, unless otherwise noted, to unsubordinated instruments of the rated entities with a maturity of one year or less, including deposits, bank notes, bankers' acceptances, federal funds, letters of credit, commercial paper and other obligations comparable in priority and security to those specifically listed herein. These ratings do not consider any collateral or security as the basis for the rating, although some of the securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.



         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.



         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".



         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.



                            IBCA SHORT-TERM RATINGS



         IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.



          A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.



          A1 Obligations supported by the highest capacity for timely repayment.



          A2 Obligations supported by a good capacity for timely repayment.



          A3 Obligations supported by a satisfactory capacity for timely repayment.

        B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.



        C Obligations for which there is a high risk of default or which are currently in default.



        D        Obligations which are currently in default.